Exhibit 10.5

NEW JERSEY RESOURCES CORPORATION

FIRST AMENDMENT

Dated as of September 28, 2015

to

Note Purchase Agreement
Dated as of September 24, 2007

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

This First Amendment, dated as of September 28, 2015 (the or this “First Amendment”), to the Note Purchase Agreement, dated as of September 24, 2007, is between New Jersey Resources Corporation, a New Jersey corporation (the “Company”), on one hand, and each of the other institutions which is a signatory to this First Amendment as a Noteholder (the “Noteholders”), on the other hand.

Recitals:

A. The Company and the Noteholders have heretofore entered into the Note Purchase Agreement, dated as of September 24, 2007 (the “Note Agreement”). Pursuant to the Note Agreement, the Company has heretofore issued to the Noteholders the Company’s 6.05% Senior Notes due September 24, 2017 in an original aggregate principal amount of $50,000,000.

B. The Company and the Noteholders now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

NOW, THEREFORE, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

Effective at the time provided in Section 3.1 hereof, the Note Agreement is amended as follows:

1.1. Section 10.3(c) of the Note Agreement is amended in its entirety to read as follows:

“(c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (1) in connection with workers’ compensation, unemployment insurance and other types of social security or retirement benefits, (2) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts, and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property, or (3) in connection with required margin collateral account deposits made in connection with Hedging Contracts;”

1.2. The definition of the defined term “Debt” contained in Schedule B to the Note Agreement is amended in its entirety to read as follows:

“Debt” as to any Person at any time, shall mean, without duplication, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (a) borrowed money, (b) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (c) reimbursement obligations (contingent or otherwise) under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate or currency exchange rate management device, (d) any other transaction (including forward sale or purchase agreements, Capital Leases, Synthetic Leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than 30 days past due), (e) the net indebtedness, obligations and liabilities of such Person under any Hedging Contract to the extent constituting “indebtedness,” as determined in accordance with GAAP, adjusted downward dollar for dollar for any related margin collateral account balances maintained by such Person, (f) any Guaranty of any Hedging Contract described in the immediately preceding clause (e), (g) any Guaranty of Debt for borrowed money, (h) any Hybrid Security described in clause (a) of the definition of Hybrid Security or (i) the mandatory repayment obligation of the issuer of any Hybrid Security described in clause (b) of the definition of Hybrid Security.”

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

2.1. To induce the Noteholders to execute and deliver this First Amendment, the Company represents and warrants to the Noteholders that:

(a) each of this First Amendment and the Note Agreement, as amended by this First Amendment, has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not violate (A) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (B) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (C) any provision of any Material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement; and

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(c) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

3.1. This First Amendment shall become effective as of September 28, 2015 when counterparts of this First Amendment, duly executed by the Company, the Guarantors and the Noteholders shall have been delivered to each of the parties to this First Amendment.

SECTION 4. REAFFIRMATION.

Each Guarantor hereby consents to the terms and conditions of this First Amendment and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty Agreement, including, without limitation, with respect to the Note Agreement, as amended by this First Amendment.

SECTION 5. EXPENSES.

The Company hereby agrees, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by the Noteholders, all costs and expenses of the Noteholders in connection with this First Amendment required to be paid by the Company under Section 15.1 of the Note Purchase Agreement.

SECTION 6. MISCELLANEOUS.

6.1. This First Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect. The Company acknowledges and agrees that no Noteholder is under any duty or obligation of any kind or nature whatsoever to grant the Company any additional amendments, waivers or consents of any type, whether or not under similar circumstances, and no course of dealing or course of performance shall be deemed to have occurred as a result of this First Amendment.

6.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

6.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

6.4. This First Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

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6.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement. Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter.

[Signature Pages Follow]

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New Jersey Resources Corporation

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Retail Holdings Corporation

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Home Services Company

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Plumbing Services, Inc.

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Service Corporation

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Energy Services Company

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer
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NJR Energy Investments Corporation
(formerly NJR Capital Services Corporation)

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

Commercial Realty and Resources Corp.

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Investment Company

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Clean Energy Ventures Corporation

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Midstream Holdings Corporation

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Energy Corporation

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer
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NJR Storage Holdings Company

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Clean Energy Ventures II Corporation

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

NJR Investment Company

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

Carroll Area Wind Farm, LLC
By:	NJR Clean Energy Ventures II
Corporation, its Sole Member

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

Two Dot Wind Farm, LLC
By:	NJR Clean Energy Ventures II Corporation, its Sole Member

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer
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Alexander Wind Farm, LLC
By:	NJR Clean Energy Ventures II Corporation, its Sole Member

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

Ringer Hill Wind, LLC
By: NJR Clean Energy Ventures II Corporation, its Sole Member

By:	/s/ James Kent
Name:	James Kent
Title:	Treasurer

Accepted and Agreed to:

New York Life Insurance Company

By:	/s/ Michael W. Boyd
Name:	Michael W. Boyd
Title:	Vice President

New York Life Insurance and Annuity Corporation
By: NYL Investors LLC,
its Investment Manager

By:	/s/ Michael W. Boyd
Name:	Michael W. Boyd
Title:	Managing Director
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New York Life Insurance and Annuity
Corporation Institutionally Owned Life
Insurance Separate Account (BOLI 3)
By: NYL Investors LLC,
its Investment Manager

By:	/s/ Michael W. Boyd
Name:	Michael W. Boyd
Title:	Managing Director

New York Life Insurance and Annuity
Corporation Institutionally Owned Life
Insurance Separate Account (BOLI 3-2)
By: NYL Investors LLC,
its Investment Manager

By:	/s/ Michael W. Boyd
Name:	Michael W. Boyd
Title:	Managing Director

New York Life Insurance and Annuity
Corporation Institutionally Owned Life
Insurance Separate Account (BOLI 30C)
By: NYL Investors LLC,
its Investment Manager

By:	/s/ Michael W. Boyd
Name:	Michael W. Boyd
Title:	Managing Director

NYLIFE Insurance Company of Arizona
By: NYL Investors LLC,
its Investment Manager

By:	/s/ Michael W. Boyd
Name:	Michael W. Boyd
Title:	Managing Director
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